================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        -------------------------------

                                  FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  AUGUST 6, 1996


                        -------------------------------


                                K N ENERGY, INC.

            (Exact name of registrant as specified in its charter)


          KANSAS                       1-6446                   49-0290000
  (State or other jurisdiction      (Commission File        (I.R.S. Employer
of incorporation or organization)      Number)               Identification No.)



     370 VAN GORDON STREET
         P. O. BOX 281304
           LAKEWOOD, CO                                             80228-8304
(Address of principal executive offices)                            (Zip code)


       Registrant's telephone number, including area code: (303) 989-1740



================================================================================

Item 5.  Other Events.

         On August 6, 1996, K N Energy, Inc. sold 1,715,000 shares of its common stock pursuant to an underwritten public offering. Cabot Corporation sold an additional 1,850,000 shares pursuant to such offering.


Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

(c)      Exhibits.

         1.1 Purchase Agreement dated July 31, 1996 among K N Energy, Inc., Cabot Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Howard, Weil, Labouisse, Friedrichs Incorporated, Petrie Parkman & Co., Inc. and Salomon Brothers Inc, as Representatives of the Underwriters named in Schedule A thereto.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        K N ENERGY, INC.



Date:  August 6, 1996                   By:  /s/ E. Wayne Lundhagen
                                           ------------------------
                                                 E. Wayne Lundhagen
                                                 Vice President and Treasurer

                                 EXHIBIT INDEX


         1.1 Purchase Agreement dated July 31, 1996 among K N Energy, Inc., Cabot Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Howard, Weil, Labouisse, Friedrichs Incorporated, Petrie Parkman & Co., Inc. and Salomon Brothers Inc, as Representatives of the Underwriters named in Schedule A thereto.